Exhibit 10.3
JOINDER AGREEMENT
for
SECURITY AGREEMENT
     THIS JOINDER AGREEMENT (“Agreement”) is entered into as of July 3, 2007 (the “Effective Date”) by and among Catuity, Inc., a Delaware corporation (the “Company”), the undersigned subsidiaries of the Company (each a “Grantor” and collectively and together with the Company the “Grantors”), Gottbetter Capital Master, Ltd., a Cayman Islands company (“Gottbetter”) and Bridgepointe Master Fund Ltd., a Cayman Islands company (“Bridgepointe”).
     WHEREAS, the Company entered into a Securities Purchase Agreement with Gottbetter and Bridgepointe (the “Securities Purchase Agreement”) dated as of November 21, 2006 and in connection therewith issued Senior Secured Convertible Notes to each of Gottbetter and Bridgepointe dated November 22, 2006; and
     WHEREAS, in furtherance of the Securities Purchase Agreement, the Grantors entered into a Security Agreement (the “Security Agreement”) with Gottbetter dated as of November 21, 2006; and
     WHEREAS, the Company is issuing new Secured Promissory Notes to Gottbetter and Bridgepointe (each a “New Note” and collectively the “New Notes”), each in the amount of $75,000; and
     WHEREAS, the parties to the Security Agreement desire that the security interest granted to Gottbetter thereunder be expanded to secure all of the Company’s obligations to Bridgepointe under the New Notes and that the New Note issued to Gottbetter be included as an “Obligation” under the Security Agreement.
     NOW THEREFORE, in consideration of the foregoing and of the representations, warranties and covenants set forth in the Security Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Joinder. Bridgepointe is hereby added as a party to the Security Agreement, by reason of the New Note issued to Bridgepointe, bound by all the provisions thereof, subject to all the obligations therein imposed on the Buyer, and entitled to all the rights therein granted to the Buyer.
This Agreement is being entered into in accordance with Section 10(a) of the Security Agreement. The undersigned hereby authorize this Agreement, or a copy thereof, to be attached to the Security Agreement.
2. Security For Obligations. The New Notes are hereby added as “Obligations” under Section 3 of the Security Agreement.
3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4. Notices. All notices, requests, demands and other communications required or permitted to be given to be given under the Security Agreement shall be given to Bridgepointe at the address provided in the Schedule of Note Buyers under the Securities Purchase Agreement.
5. Governing Law. Pursuant to Section 10(f) of the Security Agreement, this Agreement shall be construed, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws of the State of New York.
6. Captions, Definitions. The captions to this Agreement are for convenience of reference only and in no way define, limit or describe the scope or intent of this Agreement or any part hereof, nor in any way affect this Agreement or any part hereof. Capitalized terms not defined herein shall have the meanings given to them in the Security Agreement.
7. Effective Date. This Agreement shall be effective as of the Effective Date.
8. Counterparts. This Agreement may be executed in several counterparts, which together shall constitute a single document.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

CATUITY, INC.	LOYALTY MAGIC PTY LIMITED

By:	By:

Name: Alfred H. (John) Racine		Name: Alfred H. (John) Racine
Title: President and CEO		Title: Director

CHIP APPLICATION TECHNOLOGIES PTY LIMITED	CIT CARDS AUSTRALIA PTY LIMITED

By:	By:

Name: Alfred H. (John) Racine		Name: Alfred H. (John) Racine
Title: Director		Title: Director

ACCEPTED AND AGREED TO:

Gottbetter Capital Master, Ltd.

By:

Name: Adam S. Gottbetter
Title: Director

Bridgepointe Master Fund Ltd.

By:

Name: Eric Swartz
Title: Director

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